Exhibit 99.1

Dustin Luton - President & CEO Kaiser Federal Financial Group (KFFG) August 2011

A HISTORY OF GROWTH
2003
K-Fed Bancorp is formed on July 1, 2003 as aK-
 is
 on 1,
 as a wholly-owned subsidiary of K-Fed Mutual-

 of K-

Holding Company
2010
On November 19, 2010,

 Kaiser announces completion

1953 of its 2 of its 2nd ndstage conversion
 Kaiser Permanente

offering and sale of 6,375,000 of
 Federal Credit Union

common shares for gross
 for
 (KPFCU) is founded is

proceeds of $63.8 million of .8
1999
2004
2011
KPFCU converts to
On March 30, 2004, K-Fed Bancorp

 K-

Dustin Luton is
 to

 is a mutual savings
completes a minority stock offering in a

 in
appointed as new a

 as association
which it sells 5,686,750 shares, or it

 or
President/CEO in in 39.09% of its outstanding common stock 39. of its

July 2011
On September 24, 2004, K-Fed Bancorp

 K-
 acquires United PanAm Financial Corp.

. branch in Panorama City, CA in

A STRONG BRANCH FRANCHISE
Main Office:
1359 North Grand Avenue

 Covina, CA 91724

We currently have 58 ATMs:

Approximately 80% of our ATMs are located at Kaiser Permanente Medical Centers
2011 Deposits Branch Address
City
($000)
1
8501 Van Nuys Blvd
Panorama City
 133,524
2
1359 N Grand Ave
Covina
 90,653
3
1118 N Vermont Ave
Los Angeles
 82,518
KFFG Branches (9)
4 3375 Scott Blvd #312
Santa Clara
 68,895
KFFG ATMs (58)
5
252 S Lake Ave
Pasadena
 65,709
6
251 Stonewood St
Downey
 64,473
7
9714 Sierra Ave Ste 101
Fontana
 48,870
8
11810 Pierce St Ste 150
Riverside
 41,355
9
26640 Western Ave Ste N Harbor City
 38,712
Data as of June 30, 2011

FINANCIAL HIGHLIGHTS

(Dollars in Thousands)	At or for the year ended,			At or for the quarter ended,			
	6/30/2009	6/30/2010	6/30/2011	9/30/2010	12/31/2010	3/31/2011	6/30/2011
Balance Sheet							
Total Assets	895,097	866,802	856,439	878,037	882,324	901,962	856,439
Total Gross Loans	751,461	771,294	708,013	756,522	745,108	713,764	708,013
Deposits	566,193	630,694	634,709	639,984	638,927	656,854	634,709
Borrowings	232,004	137,000	60,000	137,000	85,000	85,000	60,000
Total Equity	92,558	94,705	157,399	96,154	153,382	155,357	157,399
Balance Sheet Ratios							
Loans / Deposits (%)	132.72	122.29	111.55	118.21	116.62	108.66	111.55
Tangible Equity / Tangible Assets (%)	9.93	10.51	18.00	10.54	17.01	16.86	18.00
Income Statement							
Net Interest Income	22,290	26,926	29,646	7,112	7,572	7,536	7,426
Provision Expense	2,586	9,867	950	750	200	0	0
Net Income	4,749	3,340	8,753	1,764	2,270	2,261	2,458
Profitability Ratios							
ROAA (%)	0.55	0.38	1.00	0.80	1.04	1.02	1.12
ROAE (%)	5.21	3.58	6.62	7.40	7.28	5.86	6.29
Net Interest Margin (%)	2.71	3.18	3.54	3.40	3.65	3.57	3.51
Efficiency Ratio (%)	62.41	53.84	57.26	57.11	55.67	57.55	58.74
Asset Quality							
NPAs + 90 PD / Assets (%)	1.05	3.79	3.18	3.23	3.24	3.39	3.18
NCOs / Avg Loans (%)	0.16	0.15	0.39	0.72	0.31	0.26	0.06
Reserves / Loans (%)	0.61	1.73	1.61	1.68	1.65	1.66	1.61
Reserves / NPAs (%)	48.94	37.15	41.74	44.78	43.01	38.67	41.74
Texas Ratio (Common) (%)	10.07	34.45	16.52	27.04	17.69	18.74	16.52
Per Share Information							
Stock Price ($)	12.76	12.62	12.32	10.97	11.58	12.30	12.32
Market Capitalization ($M)	122.14	120.68	117.77	104.86	110.69	117.58	117.77
Price / TBV	138.07	133.09	76.75	113.81	74.11	77.68	76.75
Dividends ($)	0.61	0.61	0.31	0.15	0.05	0.05	0.06
Core EPS ($)	0.53	0.36	0.95	0.18	0.24	0.25	0.28

Source: Company reports, which include data from the Company's predecessor, KFED. All quarterly ratios have been annualized

KFFG 4

KFFG PERFORMANCE VS. PEERS
Efficiency Ratio (Cost Control) vs Peers:
Net Interest Margin vs Peers:
79.8
80
3.8
3.7 3.6
75
3.6
3.5
70.5
3.4 3.4 3.4 3.3 3.3
66.3 69.8 69.0 68.1 68.7
70
3.4
3.2
3.5 63.3
3.2 3.2 3.3 3.3
3.4
63.6
68.6
3.2
65
62.2
3.0 3.0 3.0
60.3
58.7
2.9
60
61.4 58.7 57.6
3.0
2.9 57.1 55.7 57.6
2.8
2.9
55
62.1 58.1 61.1
54.1 52.8
2.8
50.5
2.6 Net Interest Margin (%) 2.6
2.6
Efficiency Ratio (%) 50
2.5
45
2.4
40
2.2
Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun-
Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun-
08
08 08 09 09 09 09 10 10 10 10 11 11
08 08 08 09 09 09 09 10 10 10 10 11 11
KFFG
Peer Group Median KFFG
Peer Group Median
Pre-Tax Pre-Provision / Average Assets vs Peers:
Noninterest Income / Average Assets vs Peers:
2.1
0.70 1.8
1.7
1.8
0.62 1.8
1.7
1.7 1.6
1.6
0.57 0.60
0.57 0.56 1.4
0.53
0.54 1.5
0.52 0.54 0.53 0.55
1.2
1.1 1.2
0.50
0.50 0.51 0.52 0.50 1.2 1.2
1.1
0.50 0.52
0.51
0.54 0.53
0.53 0.48
0.52 0.54 0.50 0.9 1.0
1.1
0.7 1.1
0.40
0.46 1.0 0.9 PTPP / AA (%) 0.6
0.7 0.8
0.9 0.6
0.6 0.5
NII: Fee Income / AA (%) 0.30 0.3
0.0
0.20
Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun-
Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun- Sep- Dec- Mar- Jun-
08
08 08 09 09 09 09 10 10 10 10 11 11
08 08 08 09 09 09 09 10 10 10 10 11 11
KFFG
Peer Group Median
KFFG
Peer Group Median
Source: Company reports, which include data from the Company’s predecessor, KFED. Peer group derived from SNL Financial. Note: June 2011 financials only provided for
KFFG as peer financial Information for June 2011 is unavailable.

KFFG LOAN COMPOSITION
6/30/2008
6/30/2011
Cons & Home
Cons & Home Equity
Equity
9.2%
4.2%
1-4 Family RE
CRE
40.1% 15.1% CRE
15.5%
1-4 Family RE
57.5%
Multifamily
17.8%
Multifamily 40.6%
Loan Portfolio
KFFG
% Of
KFFG
% Of
CAGR ($000)
6/30/2008
Total
6/30/2011
Total
'08 - '11
1-4 Family RE
$ 428,747
57.5% $ 283,751
40.1%
-12.9% Multifamily
 132,497
17.8% 287,512
40.6%
29.5% CRE
 115,585
15.5% 107,198
15.1%
-2.5% Cons & Home Equity
 68,557
9.2% 29,552
4.2%
-24.5%
Total Loans
$ 745,386
100.0% $ 708,013
100.0%
-1.7%
Source: Company reports, which include data from the Company’s predecessor, KFED. Note: Dollar values in thousands.

ASSET QUALITY

Servicing of Loan Portfolio by Third Parties:

At June 30, 2011, 69.7% of our non-accrual real estate loans are one-to-four family residential loans

At June 30, 2011, 59.4% of our one-to-four family residential loans are serviced by third parties

- 7.8% of these serviced loans are non-performing

Due to a higher level of non-performing loans related to our third party servicers, we have hired additional experienced workout staff to monitor the collection activity of the servicers

- We are also pursuing legal action against these loan servicers who we believe are not performing their servicing obligations

Composition of One-to-Four Family By Servicer:

Dollars in thousands

Composition	Amount	Percent	Non-performing	Percent of Non-performing to Loans
Purchased and serviced by others	$167,605	59.42%	$13,065	7.80%
Purchased and servicing transferred to KFFG	24,343	8.63	3,232	13.28
Originated and serviced by KFFG	90,120	31.95	2,088	2.32
Total	$282,068	100.00%	$18,385	6.52%

Nonaccrual & 90+PD & OREO / Assets:



Nonaccr. & 90+PD & OREO / Assets (%)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.4
0.5
0.7
0.8
1.1
1.5
2.6
3.3
3.8
3.2
3.2
3.4
3.2
0.7
0.9
1.3
1.7
2.6
2.6
2.8
3.0
2.5
1.9
1.9
2.1
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
KFFG
Peer Group Median

Source: Company reports, which include data from the Company's predecessor, KFED. Peer group derived from SNL Financial. Note: June 2011 financials only provided for KFFG as peer financial Information for June 2011 is unavailable.

KFFG

7

ASSET QUALITY (CONT.)

Net charge offs have remained low during this period due to strong asset quality as well as our third party servicer delays

We have funded the Loan Loss Reserve with specific reserves to absorb the expected net charge-offs related to these servicer delays

As a result, we have the capacity to endure significant charge-off activity related to these serviced loans without significantly elevating provision expense
Loan Loss Reserves / Gross Loans vs Peers:
2.0
1.7
1.5
1.7
1.7
1.7
1.7
1.6 1.4
1.4 1.5
1.2
1.7 1.1
1.6
1.6
1.7 0.9
1.0
1.4
1.5 1.0 0.6
0.7 0.5
0.6 0.4
0.4
Reserves / Loans (%) 0.5 0.0
Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
KFFG
Peer Group Median
Net Charge-Offs vs Peers:
0.9 0.9
0.7
0.7
0.7
0.6 0.6
0.4
0.4 0.4
0.4
0.4 0.3
0.3 0.3 0.3 0.1
0.2 0.2
0.2 0.2
0.1
0.1
0.1
0.3
0.3
0.1
NCOs / Avg Loans (%)
0.1 0.0
Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
KFFG
Peer Group Median
Source: Company reports, which include data from the Company’s predecessor, KFED. Peer group derived from SNL Financial. Note: June 2011 financials only provided for
8 KFFG as peer financial Information for June 2011 is unavailable.

DEPOSIT COMPOSITION
6/30/2008
6/30/2011
Trans.
Trans. 8.3%
9.1% Jumbo CDs Jumbo CDs 19.0% 25.1%
Savings & MMDAs 37.9%
Savings & MMDAs Retail CDs
Retail CDs
41.9% 34.8%
23.9%
Deposit Portfolio
KFFG
% Of
KFFG
% Of
CAGR ($000)
6/30/2008
Total
6/30/2011
Total
'08 - '11
Trans.
$ 43,338
8.3% $ 57,512
9.1%
9.9% Savings & MMDAs
 198,748
37.9% 265,849
41.9%
10.2% Retail CDs
 182,512
34.8% 151,869
23.9%
-5.9% Jumbo CDs
 99,525
19.0% 159,479
25.1%
17.0%
Total Deposits
$ 524,123
100.0% $ 634,709
100.0%
6.6%
Source: Company reports, which include data from the Company’s predecessor, KFED. Note: Dollar values in thousands.

STRATEGIC OUTLOOK
To Become a Leading, Innovative and Top Performing Retail Bank in our Primary Markets by Continuing:
 To build our infrastructure to support future top line growth and future cost efficiencies
 To build eCommerce delivery channels to enhance the customer experience
 To focus on deepening account relationships in order to generate core deposit and loan growth
 To originate multifamily loans while evaluating diversification opportunities and maintaining our traditional credit standards

Our commitment to evaluating excess capital deployment options

To cautiously evaluate expansion opportunities

APPENDIX – APPRAISAL PEER COMPARISON(1)

General Information:			Profitability:				Capital and Balance Sheet:			Asset Quality:			Market Information:			Dividends:		
Institution	Ticker	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	Tang. Equity / Assets (%)	TCE / TA (%)	Loans / Deposits (%)	LLR / Loans (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	Market Cap ($mm)	7/27/11 Stock Price ($)	Price / Tang. Book (X)	MRQ Div. Paid ($)	Div. Yield (%)	LTM Div. Payout (%)
Kaiser Federal Financial Group, Inc.	**KFFG**	**856**	**1.12**	**6.29**	**3.51**	**58.7**	**18.00**	**18.00**	**111.6**	**1.61**	**3.18**	**0.06**	**116.4**	**12.18**	**0.77**	**0.06**	**1.97**	**32.6**
Peer Group:																		
Parkvale Financial Corporation*	PVSA	1,801	0.43	6.33	2.19	65.7	5.42	3.62	68.7	1.87	2.04	0.50	117.1	20.98	1.82	0.02	0.38	NM
Bofi Holding, Inc.	BOFI	1,736	1.25	15.02	3.71	46.7	8.19	7.90	88.8	0.61	1.48	0.43	141.3	13.65	1.03	0.00	0.00	NA
BankFinancial Corporation	BFIN	1,705	(0.20)	(1.23)	3.76	79.7	13.30	13.30	93.2	1.70	4.46	0.75	169.6	8.05	0.61	0.07	3.48	NM
United Financial Bancorp, Inc.	UBNK	1,610	0.67	4.76	3.55	72.9	13.69	13.69	93.0	0.96	0.96	0.18	253.1	15.72	1.16	0.09	2.29	45.7
Pulaski Financial Corp.	PULB	1,332	0.51	5.69	3.54	53.7	8.67	6.30	96.6	2.32	5.61	1.77	78.8	7.17	0.94	0.10	5.30	56.7
Home Federal Bancorp, Inc.	HOME	1,336	(0.35)	(2.41)	2.79	92.5	14.61	14.61	50.9	2.62	2.28	1.10	175.4	10.59	0.90	0.06	2.08	NM
Abington Bancorp, Inc.*	ABBC	1,173	0.51	2.90	2.93	79.9	18.14	18.14	80.6	0.63	3.64	(0.02)	195.2	9.65	0.92	0.06	2.49	57.9
First PacTrust Bancorp, Inc.	FPTB	835	0.33	2.04	3.57	88.6	16.25	16.25	107.6	1.74	6.19	1.59	143.1	14.71	1.06	0.11	2.99	132.6
Fidelity Bancorp, Inc.	FSBI	667	0.24	3.29	2.37	83.5	7.19	6.16	78.7	1.79	2.01	0.10	36.7	11.97	0.89	0.02	0.67	35.3
Hampden Bancorp, Inc.	HBNK	575	0.18	1.09	3.32	81.6	16.15	16.15	94.6	1.28	2.52	1.59	89.4	13.15	0.96	0.03	0.91	41.4
Average:		**1,277**	**0.36**	**3.75**	**3.17**	**74.5**	**12.16**	**11.61**	**85.3**	**1.55**	**3.12**	**0.80**	**140.0**	**12.56**	**1.03**	**0.06**	**2.06**	**61.6**
Median:		**1,334**	**0.38**	**3.10**	**3.43**	**79.8**	**13.50**	**13.50**	**90.9**	**1.72**	**2.40**	**0.63**	**142.2**	**12.56**	**0.95**	**0.06**	**2.18**	**51.2**

Source: SNL Financial.

Note: Data as of most recent quarter. Note: Pricing data as of July 27, 2011. (1) Peer group companies selected by independent appraisal firm for 2nd step conversion offering. *Indicates a merger target.

KFFG Kaiser Federal Financial Group, Inc.

11